June 18, 2020

Supplement

SUPPLEMENT DATED JUNE 18, 2020 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST
Dated April 30, 2020

The Board of Trustees of Morgan Stanley New York Municipal Money Market Trust (the "Trust") approved a Plan of Liquidation with respect to liquidation of the Trust. Subject to shareholder approval and pursuant to the Plan of Liquidation, substantially all of the assets of the Trust will be liquidated, known liabilities of the Trust will be satisfied, the remaining proceeds will be distributed to the Trust's shareholders, all of the issued and outstanding shares of the Trust will be redeemed (the "Liquidation").

The Trust will suspend the offering of its shares to all investors at the close of business on or about June 30, 2020. Subject to shareholder approval, the Liquidation is expected to occur on or about September 17, 2020. Additional information regarding the proposed liquidation will be included in the proxy materials that are anticipated to be mailed to shareholders on or about July 22, 2020. This supplement is not a solicitation of a proxy.

Prior to the liquidation date, the Trust will engage in business and activities for the purposes of winding down the Trust's business affairs and transitioning the Trust's holdings to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders. During this transition period, the Trust may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Trust's performance. Shareholders who remain invested in the Trust may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the liquidation date.

Prior to the liquidation date, shareholders of the Trust may: exchange their shares of the Trust for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Trust; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of the Trust are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Trust shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWNLIQSUMPROPSPT